                                                                  EXHIBIT 10.12

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September
                                               ---------
29, 1999 by and among (i) VIA NET.WORKS, INC., a Delaware corporation (the "Company"), and (ii) certain holders of the Company's Common Stock (or rights to
 -------
receive Common Stock) identified on the signature pages hereto (the "Stockholders").
 ------------

     The Company has issued or agreed to issue to the Stockholders, in certain circumstances and upon exercise of certain rights, Common Stock of the Company, as part of the inducement for the parties hereto to enter into and perform the agreements under which such stock or rights to acquired stock has been or will be issued, the parties hereto have agreed to enter into this Agreement in order to provide for certain registration rights;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

     1.   Definitions. As used in this Agreement, the following terms shall have
          -----------
the following respective meanings:

          "Affiliate" of a Person means any other Person that controls, is
           ---------
controlled by, or is under common control with, such Person.

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean, collectively, the Company's Common Stock,
           ------------
$.001 par value per share, and Nonvoting Common Stock, $.001 par value per share.

          "Employee/Management Holder" shall mean each current or former
           --------------------------
employee of the Company, founder of the Company or other member of the Company's management (as determined by the Company's Board of Directors from time to time) who holds any securities of the Company or other rights consisting of Common Stock or convertible into exchangeable for or exercisable for Common Stock.

          "Employee/Management Stock" shall mean (i) those shares of Common
           -------------------------
Stock owned by any Employee/Management Holder or any Permitted Transferee (other than shares issued prior to the date hereof which such

Employee/Management Holder has not otherwise agreed are subject to this Agreement), (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options or other securities of the Company owned by the Employee/Management Holders; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

          "Exchange Act" shall mean the Securities Exchange Act of 1934 (or any
           ------------
similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          "Permitted Transferee" shall mean, (i) with respect to an
           --------------------
Employee/Management Holder, a member of such Employee/Management Holder's immediate family, a trust established for the benefit of members of such Employee/Management Holder's immediate family, or a transferee of such Employee/Management Holder by will or the laws of intestate succession, and (ii) with respect to a holder of Investor Stock, any Affiliate of such Stockholder or any partner, shareholder or other equity owner of such Stockholder.

          "Person" shall mean any individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Preferred Stock" shall mean all stock of the Company which is
           ---------------
denominated as preferred stock or which has any preference over Common Stock with respect to dividends, rights upon liquidation or other matters (as determined by the Board of Directors, in the case of any ambiguity).

          "Registrable Securities" shall mean (i) shares of Common Stock owned
           ----------------------
by the Stockholders or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock, warrants, options or other securities of the Company owned by the Stockholders or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock (issued or issuable) that (A) have previously been sold pursuant to an effective registration statement under the Securities Act, (B) have otherwise been sold to the public in an open-market transaction under Rule 144, (C) are eligible for immediate sale to the public under Rule 144 without compliance with volume limitations thereunder, or (D) are eligible for immediate sale to the public under Regulation S.

          The terms "registers," "registered" and "registration" shall refer to
                     ---------    ----------       ------------
a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "Registration Expenses" shall mean all expenses incurred in effecting
           ---------------------
any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and independent public accountants for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, fees of the National Association of Securities Dealers, inc., fees and expenses associated with listing securities on an exchange or for quotation on NASDAQ, transfer taxes, fees of transfer agents and registrars, costs of insurance and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

          "Regulation S" shall mean Regulation S as promulgated by the
           ------------
Commission under the Securities Act, as such Regulation may be amended from time to time, or any similar successor regulation that may be promulgated by the Commission.

          "Rule 144" shall mean Rule 144 as promulgated by the Commission under
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Securities Act" shall mean the Securities Act of 1933 (or any similar
           --------------
successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Registrable Securities.

     2.   Piggyback Registrations

          (a) Request for Inclusion.  If the Company shall determine, at any
              ---------------------
time after the Company's initial public offering, to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the
                                            ----------------------
Company will promptly give each holder of Registrable Securities written notice thereof and, subject to Section 2(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of holders of Registrable Securities received within twenty (20) days after delivery of the Company's notice.

          (b) Underwriting.  If the Piggyback Registration relates to an
              ------------
underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          (c) Priorities.  If such proposed Piggyback Registration is an
              ----------
underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included in such registration exceeds the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the shares being included in the offering , such excess securities shall be excluded from such offering. Securities shall be included in such offering in the following order of priority, (i) any securities to be sold by the Company in such offering, (ii) all Common Stock to be sold in such offering which is issuable or was issued upon conversion of Preferred Stock of the Company, (iii) all Employee/Management Stock to be sold in such offering, (iv) all securities issued by the Company in a financing transaction or as part of a joint venture or strategic relationship and (v) securities that are Registrable Securities. The Registrable Securities to be sold in such offering shall have an equal priority to any other securities issued by the Company in acquisitions. In the event that less than all the Registrable Securities proposed to be sold are included in such registration as a result of the priorities set forth in this
Section 2(c), the number of shares to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Common Stock held by such Stockholder (assuming the conversion of the Convertible Preferred and the exercise of all options, warrants and similar rights held by such Stockholder) and all other holders exercising similar registration rights. The Company shall not grant any registration rights that entitle the holders of other securities to any priority over the Registrable Securities in any Piggyback Registration without the prior consent of the holders of a majority or more of the then-outstanding Registrable Securities.

     3.   Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with Piggyback Registrations shall be borne by the Company. All Selling Expenses relating to Registrable Securities included in any Piggyback Registration shall be borne by the holders of such securities pro rata on the basis of the number of shares sold by them.

     4.   Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to this Agreement, the Company will keep each holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) cause such registration to be declared effective by the Commission;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request;

          (e) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (f) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all Registrable Securities included in such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

          (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     5.   Indemnification.
          ---------------

          (a) The Company will indemnify each seller of Registrable Securities, each of such seller's officers, directors, partners, agents, employees and representatives, and each person controlling such seller within the meaning of
Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such expense, claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such seller of Registrable Securities and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each seller of Registrable Securities included in any registration effected pursuant to this Agreement shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other participating holder of Registrable Securities and each of their officers, directors and partners, and each person controlling such holders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such seller of Registrable Securities; provided, however, that (x) no seller of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such seller pursuant to such registration, and (y) the obligations of such seller of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent has not been unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide
 -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom through counsel approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute amounts in excess of the amounts that such holder would have been required to pay pursuant to the indemnification provisions of this Section 5 (assuming such provisions were enforceable).

     6.   Other Obligations.  With a view to making available the benefits of
          -----------------
certain rules and regulations of the Commission that may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) at such time as any Registrable Securities are eligible for transfer under Rule 144 or Regulation S, upon the request of the holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

          (b) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following its initial registration under the Securities Act;

          (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

          (d) furnish any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     7.   Hold-Back Agreements.  If requested by the Company or any underwriter
          --------------------
of Common Stock of the Company, a holder of Registrable Securities shall not sell or otherwise transfer or dispose of any Common Stock (other than pursuant to such registration) during (a) in the case of the Company's initial public offering of Common Stock for its own account, the one hundred eighty (180) day period following the effective date of such registration statement, and (b) in the case of all subsequent registrations of the Company's Common Stock, the ninety (90) day period following the effective date of such registration statement. The obligations described in this Section 7 shall not apply to a registration on Form S-4 or Form S-8 or similar forms which may be promulgated in the future and, except in the case of the Company's initial public offering, shall not apply to a holder of Registrable Securities representing less than one percent (1%) of the then-outstanding Common Stock.

     8.  Termination of Registration Rights.  The right of any holder of
         ----------------------------------
Registrable Securities to request inclusion of Registrable Securities in any registration pursuant to this Agreement shall terminate on the date on which there remain no Registrable Securities outstanding.

     9.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement shall be governed in all respects
              -------------
by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and performed entirely in Delaware. Without limiting the foregoing, the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

          (b) Successors and Assigns.  Except as otherwise expressly provided
              ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          (c) No Inconsistent Agreement.  The Company shall not grant to any
              -------------------------
third party in an acquisition transaction any registration rights inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect. This Agreement is consistent with each other existing agreement of the Company providing for registration rights.

          (d) Entire Agreement: Amendment and Waiver.  This Agreement
              --------------------------------------
constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as provided in Section 9(j), neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of a majority of the outstanding Registrable Securities, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders; provided, however, that any such amendment, modification, or waiver that would materially and adversely affect the rights hereunder of any Stockholder, in its capacity as a Stockholder, shall not be effective as to such Stockholder without its prior written consent.

          (e) Notices, etc.  All notices and other communications required or
              -------------
permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally addressed by hand or special courier (a) if to a Stockholder, to the address reflected in the Company's stock ledger, or at such other address as such Stockholder shall have furnished to the Company in writing, or (b) if to the Company, at 12100 Sunset Hills Road, Suite 110, Reston, Virginia 20190, ATTN: General Counsel or at such other address as the Company shall have furnished to each Stockholder in writing. All such notices and other written communications shall be effective (i) if mailed, five
(5) days after mailing and (ii) if delivered, upon delivery.

          (f) Delays or Omissions.  No delay or omission to exercise any right,
              -------------------
power or remedy accruing to any Stockholder under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

          (g) Severability. Unless otherwise expressly provided herein, a
              ------------
Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (h) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (i) Specific Enforcement.  Any holder of Registrable Securities shall
              --------------------
be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach.

          (j) Additional Stockholder Parties.  Additional holders of the
              ------------------------------
Company's Common Stock (or rights to receive Common Stock) may be added as parties to this Agreement from time to time with approval of the Company (but without approval of any other party hereto) by such holder(s) executing and delivering a counterpart to this Agreement countersigned by the Company. Upon such execution and delivery, such holder(s) shall be deemed parties to this Agreement and Stockholders for purposes of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

                              VIA NET.WORKS, INC.


                              By:    /s/ Matt Nydell
                                   -------------------------------
                              Name:  Matt Nydell
                                   -------------------------------
                              Title: V.P. & General Counsel
                                   -------------------------------



                                         [SIGNATURE PAGE CONTINUES ON NEXT PAGE]

                              STOCKHOLDERS:

                               /s/ Omar Merchan Gomez
                              -----------------------------------


                              By:    West Richer S.A.
                                    -----------------------------
                              Name:  Omar Merchan Gomez
                                    -----------------------------
                              Title: Attorney
                                    -----------------------------

                               /s/ Hector Silva
                              -----------------------------------


                              By:    Hector J. Silva
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                               /s/ Kenneth Blackman
                              -----------------------------------


                              By:    Kenneth Blackman
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                               /s/ John Rance
                              -----------------------------------


                              By:    John Rance
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                              /s/ Steven Leitch
                              -----------------------------------

                              By:   Steven Leitch
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                              /s/ Mark Kotecha
                              -----------------------------------

                              By:   Mark Kotecha
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                              /s/ Timothy Loughton
                              -----------------------------------

                              By:   Timothy P. Loughton
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title:
                                    -----------------------------

                              /s/ Glenn Rothwell
                              -----------------------------------

                              By:   Glenn Rothwell
                                    -----------------------------
                              Name:
                                    -----------------------------
                              Title: Managing Director
                                    -----------------------------